烟草废弃物销售执行协议书

供方：三明烟草专卖局（分公司） （简称甲方）

需方：三明华健生物工程有限公司 （简称乙方）

根据福建省烟草专卖局闽烟专（2005）30 号文件“福建省烟草专卖局关于进一步规范烟草专卖品销毁工作的通知”以及（2006）6 号文件“福建省烟草专卖局关于规范烟草专卖品销毁工作的补充通知”，甲方将生产经营过程中产生的无使用价值的烟叶、烟丝、罚没的无使用价值的烟叶、烟丝统一集中给乙方给予销毁。为了规范销售业务，经甲乙双方协商执行协议如下：

一、烟草废弃物的品类：在生产经营过程中产生的无使用价值的烟叶、烟丝、烟末等烟草废弃物。

二、数量：甲方生产经营、执法过程中产生的烟草废弃物全部销售给乙方，确切数量以实际执行量为准。

三、价格及结算：每吨销售价格为 250 元/吨（含税）。每月结算一次。

四、双方权利和义务：

1、本合同约定与国家烟草专卖局省市烟草专卖局有关部门管理规定不一致的，甲方有权单方解除销售合同，并且不承担违约责任。

甲方在合同期限内应将标的中所列的需销毁的废弃烟草专卖品全部交给乙方定点销毁，不得另行委托乙方之外的单位。

2、乙方负责销毁废弃烟草专卖品从存放地到销售地的运输及相关费用，并按法律法规规定协助甲方共同做好烟草专卖管理工作。

乙方要自觉接受专卖管理监督检查，不得擅自收购烟草专卖品，建立严格的内控制度，设立台帐备查。

乙方在合同期内停止生产经营活动，或者在生产经营过程违法转让和倒卖烟草专卖品的，应承担相应的法律责任，同时取消定点销售单位资格，其剩余的未销毁废弃烟草专卖品由甲方无偿收回并重新确定定点销毁单位。

五、本协议执行时间为 2006 年 6 月 6 日至 2016 年 6 月 6 日止。

六、未尽事宜，双方另行协商。

七、本协议一式两份，甲乙双方各执一份。

甲方：三明烟草专卖局

甲方代表：

2006 年 6 月 5 日

乙方：三明华健生物工程有限公司

乙方代表：

2006 年 6 月 5 日